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                        HARTFORD LIFE INSURANCE COMPANY

                              POWER OF ATTORNEY

                                 ------------

                               David A. Carlson
                              Michael L. Kalen
                               Thomas M. Marra
                           Ernest M. McNeill, Jr.
                               John C. Walters
                             Lizabeth H. Zlatkus
                           David M. Znamierowski

do hereby jointly and severally authorize Richard J. Wirth, Christopher M. Grinnell, John F. Kennedy, Sarah Patterson, Jerry K. Scheinfeldt, Shane E. Daly, Brian Buckley, Lisa Proch and/or Suzanne Hurel, individually, to sign as their agent any and all registration statements under the Securities Act of 1933 and/or the Investment Company Act of 1940, filed on Forms N-4, N-6, S-1, S-2, S-3 or S-6, and any and all pre-effective amendments and post-effective amendments thereto, with respect to Hartford Life Insurance Company and do hereby jointly and severally ratify such signatures heretofore made by such persons.

    IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

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

By:     /s/ David A. Carlson                                Dated as of February 28, 2006
        --------------------------------------------------
        David A. Carlson

By:     /s/ Michael L. Kalen                                Dated as of February 28, 2006
        --------------------------------------------------
        Michael L. Kalen

By:     /s/ Thomas M. Marra                                 Dated as of February 28, 2006
        --------------------------------------------------
        Thomas M. Marra

By:     /s/ Ernest M. McNeill, Jr.                          Dated as of February 28, 2006
        --------------------------------------------------
        Ernest M. McNeill, Jr.

By:     /s/ John C. Walters                                 Dated as of February 28, 2006
        --------------------------------------------------
        John C. Walters

By:     /s/ Lizabeth H. Zlatkus                             Dated as of February 28, 2006
        --------------------------------------------------
        Lizabeth H. Zlatkus

By:     /s/ David M. Znamierowski                           Dated as of February 28, 2006
        --------------------------------------------------
        David M. Znamierowski
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